UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 12, 2018

  COMMAND CENTER, INC.

 (Exact name of registrant as specified in its charter)

Washington	000-53088	91-2079472
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3609 S. Wadsworth Blvd., Suite 250 Lakewood, CO	80235
(Address of principal executive offices)	(Zip Code)

(866) 464-5844

 (Registrant’s telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.
Submission of Matters to a Vote of Security Holders.

On July 12, 2018, Command Center, Inc. (the “Company”), held its annual meeting of shareholders (the “Annual Meeting”). Proxies were solicited pursuant to the Company's definitive proxy statement filed on May 24, 2018, with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934.

The number of shares of the Company’s common stock entitled to vote at the Annual Meeting was 4,971,211. The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 4,059,924, of which 1,195,892 were broker non-votes. Each share of common stock was entitled to one vote with respect to matters submitted to the Company’s shareholders at the Annual Meeting. At the Annual Meeting, our shareholders voted on the matters set forth below:

Proposal 1 – Election of Seven Directors

Steven Bathgate, Richard K. Coleman, Jr., Lawrence F. Hagenbuch, R. Rimmy Malhotra, Steven P. Oman, JD Smith, and Galen Vetter were duly elected as directors of the Company. The results of the election were as follows:

NOMINEE	FOR	WITHHELD	BROKER NON VOTES
Steven Bathgate	2,791,153	72,879	1,195,892
Richard K. Coleman, Jr.	2,775,064	88,968	1,195,892
Lawrence F. Hagenbuch	2,788,112	75,920	1,195,892
R. Rimmy Malhotra	2,660,873	203,159	1,195,892
Steven P. Oman	2,724,614	139,418	1,195,892
JD Smith	2,617,472	246,560	1,195,892
Galen Vetter	2,779,121	84,911	1,195,892

Proposal 2 – Ratification of the Appointment of Independent Registered Public Accounting Firm

The Company’s shareholders voted upon and approved the ratification of the appointment of ESK&H, LLLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 28, 2018. The votes on this proposal were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON VOTES
4,042,705	9,829	7,390	—

Proposal 3 – Advisory Vote on Executive Compensation

The Company’s shareholders voted upon and approved, by non-binding advisory vote, the compensation of the Company’s named executive officers. The votes on this proposal were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON VOTES
2,789,592	70,254	4,186	1,195,892

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Command Center, Inc. (Registrant)

Date: July 16, 2018	By:	/s/ Brendan Simaytis
	Name:	Brendan Simaytis
	Title:	Secretary